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                                                                   EXHIBIT 10.43

               AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT

            THIS AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into as of September 15, 2000, by and among:

      (1) SPHERION RECEIVABLES CORP., a Delaware corporation formerly known as Interim Services Receivables Corp. (together with its successors and permitted assigns, the "BORROWER"),
      (2) SPHERION CORPORATION, a Delaware corporation formerly known as Interim Services Inc. (together with its successors, "SPHERION"), as initial servicer (in such capacity, the "SERVICER"),
      (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "BLUE RIDGE"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (together with its successors, "FALCON"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), and BANK ONE, NA, a national banking association having its main office in Chicago, Illinois and formerly known as "The First National Bank of Chicago," in its capacity as a Liquidity Bank to Falcon (together with its successors, "BANK ONE"), as Lenders,
      (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "BLUE RIDGE AGENT"), and BANK ONE, NA [MAIN OFFICE CHICAGO], as administrative and liquidity agent for Falcon and its Liquidity Banks (in such capacity, the "FALCON AGENT" and, together with the Blue Ridge Agent, the "CO-AGENTS"), and
      (5) WACHOVIA BANK, N.A., as collateral agent for the Agents and the Lenders (in such capacity, together with any successors thereto in such capacity, the "COLLATERAL AGENT"), with respect to that certain Credit and Security Agreement dated as of July 1, 1999, by and among the Borrower, the Servicer, the Lenders, the Co-Agents and the Collateral Agent (as previously amended, the "EXISTING AGREEMENT" which, as amended hereby, is hereinafter referred to as the "AGREEMENT").

            UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AMENDMENT ARE USED WITH THE MEANINGS ATTRIBUTED THERETO IN THE EXISTING AGREEMENT.

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;
            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

            1. AMENDMENTS TO EXISTING AGREEMENT. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

            1.1. Sections 10.1(f) of the Existing Agreement are hereby amended and restated in their entirety to read as follows:
      (f) The three-month rolling average Dilution Ratio at any Cut-Off Date occurring on or prior to October 31, 2000 exceeds 2.00%, or at any Cut-Off Date thereafter, 1.75%; or
      2.    REPRESENTATIONS.
            2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

            2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.


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            3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Collateral Agent of (a) a counterpart hereof duly executed by each of the parties hereto and (b) each of the documents listed on Annex I hereto.

            4.    MISCELLANEOUS.

            4.1. Except as expressly amended hereby, the Existing Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

            4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            4.3.  EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

      4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.
      4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.
            4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                           < SIGNATURE PAGES FOLLOW >


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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:
                        SPHERION RECEIVABLES CORP.


                        By:  /s/ SHANNON C. ALLEN
                             -------------------------------------
                             Name:   Shannon C. Allen
                             Title:  Vice President and Treasurer

SERVICER:
                        SPHERION CORPORATION


                        By:  /s/ SHANNON C. ALLEN
                             -------------------------------------
                             Name:   Shannon C. Allen
                             Title:  Vice President and Treasurer

BORROWER:
                              SPHERION RECEIVABLES CORP. [f/k/a/ INTERIM
                              SERVICES RECEIVABLES CORP.]


                              By:  /s/ SHANNON C. ALLEN
                                   --------------------------------
                                    Name:   Shannon C. Allen
                                    Title:  Vice President and Treasurer



SERVICER:
                              SPHERION CORPORATION [f/k/a/INTERIM SERVICES
                              INC.]


                              By:  /s/ SHANNON C. ALLEN
                                   --------------------------------
                                    Name:   Shannon C. Allen
                                    Title:  Vice President and Treasurer




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AGENTS:

                              WACHOVIA BANK, N.A., as Collateral Agent and
                                Blue Ridge Agent


                              By:  /s/ FRANCES W. JOSEPHIC
                                   -------------------------------------
                                    Name:   Frances W. Josephic
                                    Title:  Vice President


                              BANK ONE, NA, as Falcon Agent



                              By:  /s/ JULIE C. BENDA
                                   -------------------------------------
                                    Name:   Julie C. Benda
                                    Title:  Vice President


LENDERS:


                              BLUE RIDGE ASSET FUNDING CORPORATION

                              BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                              By:  /s/ ELIZABETH R. WAGNER
                                   -------------------------------------
                                    Name:   Elizabeth R. Wagner
                                    Title:  Senior Vice President

                                    Initial Commitment:     not applicable
                                    Initial Percentage:     not applicable



                              WACHOVIA BANK, N.A.



                              By:  /s/ FRANCES W. JOSEPHIC
                                   -------------------------------------
                                    Name:   Frances W. Josephic
                                    Title:  Vice President

                                    Initial Commitment:  $150,000,000
                                    Initial Percentage:   60%

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                              FALCON ASSET SECURITIZATION CORPORATION



                              By:  /s/ JULIE C. BENDA
                                   -------------------------------------
                                    Name:   Julie C. Benda
                                    Title:  Authorized Signatory

                                    Initial Commitment:     not applicable
                                    Initial Percentage:     not applicable


                              BANK ONE, NA



                              By:  /s/ JULIE C. BEND
                                   -------------------------------------
                                    Name:   Julie C. Benda
                                    Title:  Vice President

                                    Initial Commitment:  $100,000,000
                                    Initial Percentage:   40%